LENSAR

CATARACT LASER WITH AUGMENTED REALITY

MANAGEMENT PRESENTATION

JULY 2020



Disclaimer

This presentation information contained in these materials has been provided by LENSAR, Inc. (the "Company", "we" or "our"). No representation or warranty, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information or opinions contained herein. It is not the Company's intention to provide, and you may not rely on these materials as providing, a complete or comprehensive analysis of the Company's financial position or prospects. The information and opinions contained in these materials are provided as at the date of this presentation and are subject to change without notice. Neither the Company nor any of its affiliates, advisors or representatives shall have any liability whatsoever (in negligence or otherwise) for any loss whatsoever arising from any use of this presentation or its contents or otherwise arising in connection with this presentation.

This presentation includes estimates regarding market and industry data. Unless otherwise indicated, information concerning the industry and the markets in which the Company operates, including management's general expectations, market position, market opportunity and market size, are based on management's knowledge and experience in the markets in which the Company operates, together with currently available information obtained from various sources, including publicly available information, industry reports and publications, surveys, customers, trade and business organizations and other contacts in the markets in which the Company operates. Certain information is based on management estimates, which have been derived from third-party sources, as well as data from internal research, and are based on certain assumptions that management believes to be reasonable.

By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and the Company's market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of the Company's business. We have made statements in this presentation that are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as "may," "might," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue," the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, our anticipated growth strategies and anticipated trends in our business. Any estimates and forward-looking statements contained in this information statement speak only as of the date of this presentation and are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements.

The forward-looking statements made in this presentation relate only to events as of the date on which the statements are made. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform our prior statements to actual results or revised expectations.

This presentation contains EBITDA, a supplemental financial measures that is not calculated pursuant to U.S. generally accepted accounting principles ("GAAP"). We calculate EBITDA as net income (loss), adjusted for interest, income taxes and depreciation and amortization. EBITDA is being presented in addition to, and not as a substitute or superior to, measures of financial performance prepared in accordance with GAAP. The Company believes that presenting EBITDA provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

Investment Highlights

Leading Innovator of Femtosecond Cataract Lasers (FLS) in a Growing Cataract Surgery Market

- **Innovation Leader:** Proprietary laser system leads the market in innovation
- **Disruptive Technology Platform:**
  - Commercially available Streamline® IV - enables optimal treatment of tissue-specific cataract and astigmatism
  - Next generation ALLY™ – combines an enhanced femto laser with a phaco system in a compact, mobile workstation
- **Large and Growing Market:** cataract surgery - highest volume surgical procedure worldwide; 29M procedures in 2019
  - Visually significant astigmatism exists in the majority of cataract patients
  - LENSAR has captured 13% of global Femtosecond Laser Assisted Cataract Surgery (FLACS) procedures
- **Unmet Need:** desire for a laser with effective astigmatism management capabilities and an efficient product design
  - Astigmatism untreated in large majority of cataract surgeries; existing astigmatism treatments are sub-optimal
  - Femtosecond laser adoption not optimized currently due to limited use of premium procedures, efficiency and patient flow issues
- **Positioned for Growth:**
  - Revenues growing north of 20% annually, pre-COVID, competing in premium-only side of market
  - ALLY™ would broaden participation to include all cataract procedures, not limited to simply premium procedures
  - ALLY™ may provide a more optimal offering in a post-COVID operating environment

Cataract is Highest Volume Surgical Procedure Worldwide

29 Million global cataract/refractive lens exchange surgical procedures in 2019



Cataract Procedure Breakdown
ECCE/Other
34%
63%
Ultrasonic Phacoemulsification (USP)
3%
FLACS+USP (~ 815,000 Procedures)

2024 FLACS forecast in cataract/refractive lens exchange procedures is 1 million

2024 FLACS forecast in total revenues* is $434 million

* includes FLACS lasers, user/pack fees, maintenance, accessories/upgrades

2019 Cataract Surgical Equipment Market Report: A Global Analysis for 2018 – 2024, Market Scope LLC
2020 IOL Market Report: A Global Analysis for 2019 – 2025, Market Scope LLC

Visually Significant Astigmatism Exists in the Majority of People Who Need Cataract Surgery but Remains Uncorrected(1)

Pre-Cataract Surgery



- Glasses do not help vision
- Cataract surgery needed to improve vision

Post-Cataract Surgery with Visually Significant Astigmatism



- Glasses needed to see clearly at all distances

Post-Cataract Surgery With Astigmatism Corrected



- No glasses to see well in the distance
- Little/no dependency on reading glasses/bifocals for intermediate and up close vision

(1) 2020 IOL Market Report: A Global Analysis for 2019 – 2025, Market Scope LLC

Femtosecond Laser Assisted Cataract Surgery (FLACS) Still Underpenetrated

Worldwide

- Global market penetration (FLACS procedures) grew to 13% in 2019
- FLACS procedures expected to grow at 1.6x the rate of the overall cataract surgery market (CAGR 5% to 1.04 million procedures in 2024)
- Substantial growth in the US, Germany, China, South Korea

World Region	2019 Projected Year-End Laser Installations	2019 Procedure Projected	Cataract/RLE Penetration
United States	1,568	473,536	10.7%
Western Europe	321	90,201	1.8%
Japan	51	14,025	0.9%
Other Wealthy Nations	282	75,039	3.3%
China	107	31,886	1.1%
India	108	30,456	0.4%
Latin America	236	57,079	3.2%
Rest of World	190	44,389	1.2%
Global Total	**2,863**	**816,611**	**2.8%**

United States

- Cataract surgery forecasted to increase to ~5.0 million by 2024; CAGR ~3.1% from 4.3 million in 2019

2019 Cataract Surgical Equipment Market Report: A Global Analysis for 2018 – 2024, Market Scope LLC

Growth Drivers of FLACS Market

- Increase in premium procedures
- Increased penetration of premium procedures
  - Driven by clinical evidence of improved outcomes
- Emergence of PE-backed ophthalmology groups that can afford lasers and actively seeking ways to increase revenue
- Next Gen devices that can address patient flow issues
  - No need to move patient or machine
  - LENSAR's ALLY™ device designed to address limitations of first gen femtosecond lasers
- Lower cost of goods
- Broaden utilization to all procedures

Summary of LENSAR's Differentiation

IntelliAxis Refractive Capsulorhexis®	✔
Wireless Transfer of Pre-Op Diagnostic Data	✔
Iris Registration and Automatic Cyclorotation Adjustment	✔
Arcuate Incision Planning and Optimization	✔
Surgically Induced Astigmatism Adjustment	✔
Toric IOL Power Conversions	✔
Localized Imaging	✔
Cataract Density Imaging	✔
Highly Efficient Custom Fragmentation	✔



Surgeon-Designed Ergonomics Fits Seamlessly Into Multi-Environments

- Multiple touch screens provide visibility for surgeon, scrub and circulating nurse
- Allows use in a sterile or non-sterile environment
- Retracting laser head allows unrestricted access to the treated eye after the laser procedure
- Allows superior, temporal or customized approaches
- Small laser footprint available with wheels offer transportability and storability
- Efficient laser procedure time
- Minimizes movement during procedures as the device is configurable to the surgeon's preference and requires minimal patient movement


LENSAR



Cataract Density Imaging

Cataract Density Imaging:

We believe only LENSAR automatically categorizes the density of each cataract and determines the location of the nucleus to increase treatment efficiency and potentially decrease laser energy used in the eye. LENSAR is able to provide cataract density imaging because of Augmented Reality's superior imaging capabilities for identifying varying lens layers and depth of field advantage


Category 1
Category 2
Category 3
Category 4
Category 5

IntelliAxis Refractive Capsulorhexis® to Guide Toric IOL Alignment

- WiFi integration with leading diagnostics equipment
- Adjusts for cyclorotation, precisely places Toric IOL on the desired axis – visualize intra and post operatively
- Facilitates and optimizes IOL alignment along the pre-defined axis of astigmatism through the IntelliAxis Refractive Capsulorhexis® feature

Implantation axis is determined by combination of preoperative diagnostics, iris registration, intraoperative imaging, cyclorotation adjustment, and treatment planning and guidance (clear corneal incision location and surgically induced astigmatism)



Pentacam
Aladdin
Cassini
Nidek® OPD-Scan III†

LENSAR with Streamline™ Iris Registration

- Iris Registration eliminates the need to manually mark the cornea
- Reduces or eliminates transcription and marking errors





CYCLOTORSION
DR M
3 INCISIONS
210
120
240
90°
4.5
4.5
4.5
30°
30°
270°
60
3.5
300
30
330
TEMPORAL

- In this example, there was a 9.5° clockwise rotation that was detected and compensated during the incision planning phase of the procedure

Essence of LENSAR's Differentiation
IntelliAxis Refractive Capsulorhexis® - Unique and Proprietary Technology

IntelliAxis Refractive Capsulorhexis®…



CYCLOTORSION
ASTIGMATISM
SIA
TORIC
7.0μJ
NASAL
SUPERIOR
INFERIOR
TEMPORAL

- Creates a pair of small tabs on the capsular rim guided by Iris Registration to identify the intended axis as part of the laser Refractive Capsulorhexis
- These small tabs, opposite to one another, assist surgeons in accurately aligning toric IOL marks along the predefined axis of astigmatism

… and its Benefits



Capsulorhexis Edge
Toric IOL
Capsular Marks

- Eliminates need to mark the cornea; improves efficiency and precision
- Automatic compensation for cyclotorsion
- Not affected by loss of vascular detail due to pharmacologic effects

The Surgeon's Perspective on LENSAR Technology



"What I enjoy is the refractive outcomes and the predictability that the LENSAR® Laser System now affords me as it relates to astigmatism correction with toric IOL placement. The IntelliAxis Refractive Capsulorhexis® places refractive marks on the capsule at the steep meridian based on clean wireless integration of preoperative data. The LENSAR Laser makes me a more confident surgeon, period."

– Elizabeth Yeu, MD

"The IntelliAxis Refractive Capsulorhexis® from LENSAR instantly solves the problem of toric IOL alignment. Amazingly accurate iris registration-guided laser markings within the capsulorhexis lie directly on the anterior surface of the IOL. IntelliAxis Refractive Capsulorhexis® has converted a problematic aspect of the toric IOL surgery into a non-issue."

– Warren Hill, MD



Unmet Need and Room for Improvement
Spectacle-independence must include management of astigmatism

Prevalence of Astigmatism Prior to Cataract Surgery

70-90% of patients have treatable astigmatism; the majority of these remain uncorrected*



19.1%
17.1%
14.8%
12.0%
11.2%
7.8%
5.5%
3.7%
2.9%
1.4%
1.3%
0.9%
2.2%
1500
1350
1200
1050
900
750
600
450
300
150
0
Number of Patients
<0.25
0.25-0.50
0.50-0.75
0.75-1.00
1.00-1.25
1.25-1.50
1.50-1.75
1.75-2.00
2.00-2.25
2.25-2.50
2.50-2.75
2.75-3.00
>3.00
Diopters of Cylinder
N=6,000
Warren E. Hill, MD
Keratometry Database
Prevalence of Corneal Astigmatism Prior to Cataract Surgery

Refractive Accuracy in Post-Op Cataract Patients

The mean percentage of patients who were within 0.5 diopters of the desired refractive result = **57%**

43% of post-op patients do not have a desired result

Clinical Study	Biometry	Percent within 0.50D	Percent within 1.00D	Number of Patients
Landers (2009)	IOL Master	75%	93%	55
Unknown Author	Immersion U/S	49%	85%	755
Kim (2009)	Contact U/S	70%	93%	30
Lim (2009)	Contact U/S	45%	83%	1,833
Gale (2009)	IOL Master	NA	80%	NA
Eleftheriadis (2003)	IOL Master	NA	96%	100
Murphy (2002)	Contact U/S	45%	72%	1,676
Mean		**57%**	**87%**	

For the over 4 million people who have cataract surgery in the U.S. annually, we believe there should be more emphasis on correcting astigmatism

* Dr. Warren Hill. Assumes mid-range distribution of pre-op corneal astigmatism. Excludes irregular and other conditions that impact toric selection.

Disruptive Astigmatism Management Capability

Current solutions are sub-optimal; for 50% of pre-existing, no attempt to treat

- LASIK, PRK
  - Significant contraindications (dry-eye), flaps
  - Secondary procedures take additional patient and surgeon time, visual recovery time, added cost
- AI incisions (manual with blades) lack precision and reproducibility
- Other cataract laser systems require time consuming manual adjustments; do not adjust for cyclorotation of the eye while patient is horizontal

LENSAR With Streamline® IV allows for optimal treatment of astigmatism

- Fewer contraindications, secondary procedures
- Precise and reproducible; quickly compensates for cyclorotation
- Customized cataract treatment in every procedure

LENSAR: Tools to Enable Superior Outcomes


P < 0.001
Astigmatism in Diopters (Mean ± SD)
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2.11 D
0.15 D
Pre-op Mean Refractive Cylinder (N = 60)
Post-op Mean Refractive Cylinder (N = 60)

Postoperative Results

- **98%** of eyes with toric IOL treatment were ≤0.5 D
- **0** eyes had IOL misalignment or adverse events

Visco DM. Iris Registration-Guided Femtosecond Laser-Assisted Capsular Marks To Guide Toric IOL Alignment During Cataract Surgery. Paper presented at ASCRS-ASOA Annual Meeting: San Diego, CA; May 3-7, 2019.


P < 0.001
Mean Astigmatism (D)
2.50
2.00
1.50
1.00
0.50
0.00
1.55
0.47
Pre-op Corneal Astigmatism
Post-op Refractive Astigmatism

Postoperative Results

- **94%** of eyes that received an EDOF toric IOL were ≤0.5 D post-op and MRSE was -0.14 ± 0.44 D (N=115)
- Astigmatism was reduced from 1.55 D pre-op to 0.47 D post-op (P<0.001)

Rebenitsch RL. Visual and Refractive Outcomes of Femtosecond Laser-Assisted Refractive Lens Exchange (RLE) in 590 Eyes. Paper presented at AAO Annual Meeting: San Francisco, CA; October 12-15, 2019.


P < 0.001
Astigmatism in Diopters (Mean ± SD)
2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
1.01 D
0.11 D
Pre-op Mean Refractive Cylinder (N = 54)
Post-op Mean Refractive Cylinder (N = 54)

Postoperative Results

- **95%** of eyes with toric IOL treatment were ≤0.5 D
- **81%** of eyes had no residual astigmatism
- **97%** of eyes had post-op UDVA of 20/30 or better

Stephenson D. Laser-Assisted Capsular Marks and Intraoperative Abberometry to Guide Toric IOL Alignment During Cataract Surgery. Paper presented at AAO Annual Meeting: San Francisco, CA; October 12-15, 2019.


Overcorrected
y = 0.9362x + 0.0163
R² = 0.7888
TIA Mean: 0.92±0.34
SIA Mean: 0.88±0.35
Undercorrected
Surgically Induced Astigmatism (SIA) (D)
Target Induced Astigmatism (TIA) (D)
0.0
0.5
1.0
1.5
2.0
2.5

Postoperative Results

- **95.8%** of eyes were ≤ 0.5 D
- **90.5%** of eyes had astigmatism angle of error ≤15°
- **90%** of eyes had UDVA of 20/30 or better
- **92.6%** of eyes achieved spherical equivalence of ≤0.5 D

Visco DM. Femtosecond Laser-Assisted Arcuate Keratotomy At The Time Of Cataract Surgery For The Management Of Pre-Existing Astigmatism. *Journal of Cataract & Refractive Surgery (2019).*

Innovation & Differentiation Drive Significant LENSAR Market Share



LENSAR Procedures per Year
120,000
100,000
80,000
60,000
40,000
20,000
0
'15 – '19 CAGR: 29.4%
38,528
49,769
63,175
81,085
108,030
2015
2016
2017
2018
2019



Estimated 2019 Revenue Market Share of FLACS Participants(1)
All Other 5%
Ziemer 16%
Alcon 39%
LENSAR 13%
J&J Vision 24%
B+L 3%

(1) 2019 Cataract Surgical Equipment Market Report: A Global Analysis for 2018 – 2024, Market Scope LLC

LENSAR Laser Utilization Significantly Higher than Other Femto Systems

Procedure volume grew 30% YOY since 2016

World Region	Avg. Procedures per Installed Device[1]	LENSAR Avg. Procedures per Laser	Comparison to Industry Average
United States	302	610	102%
Western Europe	281	387	38%
Other Wealthy Nations (South Korea)	266	810	204%
China	298	285	-4%
India	282	690	145%
Rest of World (Turkey)	234	353	51%
Worldwide	**285**	**510**	**79%**

LENSAR installed systems performed 79% more procedures than the WW average/system[1]

LENSAR delivers:

- **Higher value in astigmatism management**
- **Automated capsulorhexis centration**
- **Better ergonomics and throughput**

- 2019 global installed base of FLACS was ~2,900; ~2,600 are in markets that LENSAR serves
- YE2019 LENSAR total installed base of 207
- LENSAR had 108,030 procedures for 2019, equivalent to ~13% overall global procedure market share

(1) 2019 Cataract Surgical Equipment Market Report: A Global Analysis for 2018 – 2024, Market Scope LLC

ALLY™ – All-in-One Femto Phaco Device

We are developing a compact, integrated workstation with state-of-the-art attributes of a LENSAR system AND a phacoemulsification system

Anticipated benefits of our design:

- **Easily replace older technology**
  - Configured anywhere in the operating room; increasing trend toward in-office surgical suites
  - Integrated with ultrasound (phaco); seamlessly switches from femto to phaco
- **Cost effective**
  - Utilization in both reimbursed and private pay market
  - Practice economics improve with ALLY™ as overall cataract procedures/market opportunity grow to 33M+
  - Cost of ALLY™ expected to be lower than current femto system
- **Disruptive**
  - Enables best practices to convert more patients to premium/toric IOLs
    - Increasing efficiencies
    - Easily adaptable to new premium IOLs
    - Better outcomes possible in astigmatic patients
  - Partnership with Oertli Instruments for their state-of-the-art phaco component of ALLY™

Geared toward improving overall safety, efficiency and outcomes

ALLY™ – Phaco / Industrial Design


Tech –
Average
Height
Surgeon

Latest ALLY™ Working Prototype:



ALLY™ Industrial Design:



Summary of Key Findings: LENSAR ALLY™ Third Party US Physician Survey

Market Research Project Overview

- Third party survey with results from 122 US cataract surgeons to assess perceptions regarding FLACS and LENSAR ALLY™ product concept, to inform ALLY™ revenue forecast

Key Findings

- **40%** said that use of a dual function system would increase the number of FLACS procedures they perform
- **93%** said that a dual function system would improve FLACS workflow, and **89%** said that it is preferable to have the femto laser in the same room as the phaco system
- **83%** would consider acquiring a dual function system when it is time to replace a femto laser or phaco system; **83%** would consider acquiring a dual function system as a new/additional femto laser
- Only **42%** of respondents said that it would be a barrier to acquiring the dual function system if the system were manufactured by a different supplier than their current femto system, and **55%** indicated it would be a barrier if the dual function system was manufactured by a different supplier than their current phaco system

Source: Perceptions of LENSAR GEN2 System. *EyeQ Research*. 2020 February 22, Reckner Healthcare.

Strong Revenue Growth; R&D Investment in 2019 Driven by ALLY™

	Annual		Q1		Q2	
$ in millions	2018	2019	2019	2020E	2019	2020E[3]
Revenue	**$24.4**	**$30.5**	**$6.7**	**$5.9**	**$7.3**	**$5.0**
% Growth	*18%*[1]	*25%*				
Net income / (loss)	**($12.6)**	**($14.7)**				
EBITDA[2]	**($4.7)**	**($8.8)**				
Memo:						
R&D	*$2.8*	*$7.6*				

- Strong YOY double digit revenue growth through 2019; resilient revenues in 2020 even with impact from COVID
- **79%** of 2019 revenues from recurring sources[4]
- 2017 - 2019 Revenue CAGR: **~22%**
- Net loss and EBITDA reflect impact of increase in R&D and manufacturing to support ALLY™ development

(1) Compared to revenue of $20.6 million in 2017.
(2) See Appendix for EBITDA calculation.
(3) Estimated financial results should not be viewed as a substitute for interim financial statements prepared in accordance with U.S. GAAP.
(4) Recurring revenues represent service revenues, per procedure fees, consumable revenues, and rental revenues.
Note: Operating results include expenses incurred for other charges from PDL.

LENSAR COVID Update

YoY Growth	Q1 2020	Q2 2020E[3]
Revenue YoY Growth		
US	*17.8%*	*(38.9%)*
Asia [1]	*(53.6%)*	*(25.9%)*
Germany/Other [2]	*(9.7%)*	*(18.9%)*
Total	***(11.5%)***	***(31.2%)***
Procedure YoY Growth		
US	*20.7%*	*(40.4%)*
Asia [1]	*(43.8%)*	*(24.7%)*
Germany/Other [2]	*9.6%*	*(9.0%)*
Total	***(5.6%)***	***(30.5%)***

Key Commentary:

- In Q1, US performed well until March; Asia impacted the most
- In Q2, US hit hardest, albeit less impacted than Asia in Q1, and Asia began to return
- Global procedures in Q2 2020 ~70% of Q2 2019 levels

2020 Monthly Revenue by Geography:



United States
$2,000
$1,600
$1,200
$800
$400
$0
$1,416
$1,355
$1,019
$270
$660
$1,165
January
February
March
April(3)
May(3)
June(3)



Asia(1)
$2,000
$1,600
$1,200
$800
$400
$0
$383
$180
$499
$1,566
$415
$348
January
February
March
April(3)
May(3)
June(3)



Germany/Other(2)
$2,000
$1,600
$1,200
$800
$400
$0
$420
$316
$318
$131
$190
$302
January
February
March
April(3)
May(3)
June(3)

Indicates estimated June 2020 Revenue

- US and Germany revenues in June approaching February levels
- Asia revenues in June approaching January level

(1) Includes South Korea, China, Taiwan/Hong Kong, and India.
(2) Includes Germany, Switzerland, Turkey, Philippines, Australia, and Saudi Arabia.
(3) Estimated financial results should not be viewed as a substitute for interim financial statements prepared in accordance with U.S. GAAP.

Significant Opportunity to Expand Footprint by Increasing Commercial Infrastructure

LENSAR Installed Base by Country



1 England
25 Germany
3 Austria
3 Switzerland
2 Spain
5 Turkey
79 United States
2 Saudi Arabia
5 India
37 China[1]
33 South Korea[1]
6 Hong Kong
11 Taiwan
3 Philippines
1 Australia

Installed Base by State			
AZ	7	NE	1
CA	8	NV	1
FL	16	OH	1
HI	1	OK	1
IL	5	OR	1
IN	1	PA	4
KY	1	SC	1
MD	1	TN	1
MI	1	TX	9
MN	5	VA	3
MO	3	WA	3
NC	1	WI	3

Key Commercial Details

- **Global Installed Base:** 216
- **Service engineers:** 6 (CA, FL, IL, NJ, TX, WI)
- **US Sales Reps:**
  - 3 as of Dec. 2019 (IL, TX, VA)
  - 6[2] as of Jan. 2020 (FL, IL, IN, TX, VA, WI)
- **Practice Development Employees:**
  - 3 as of Dec. 2019 (FL, ID, IN)
  - 1 as of Jan. 2020 (ID)
- **COS[3]:** 2 (IN, VA)
- **CAS[4]:** 10 (AZ, CO, FL, MD, MN-2, NV, OK, SC, VA)
- LENSAR primarily works through distributors outside of US[5]

(1) Includes confirmed orders pending shipment.
(2) Includes 3 existing sales reps from 2019, 2 practice development employees who are now sales reps, and a new VP of Sales hired (based in WI).
(3) Clinical Outcomes Specialists.
(4) Clinical Applications Specialists.
(5) Note: 3 employees in India who support India and assist in S.E. Asia and other geographies as needed.

LENSAR's Leadership has Deep Expertise in Cataract Surgery and Device Development and Commercialization

Management

Nicholas Curtis
Chief Executive Officer
Previous Experience:
WaveTec, Staar Surgical Inc., LVCI/RSR, founding member Chiron Vision Corporation Inc., American Medical Optics, AMO

Alan Connaughton
Chief Operating Officer
Previous Experience:
Autonomous Technology, Summit Technology, Alcon

Thomas Staab
Chief Financial Officer
Previous Experience:
BioCryst Pharmaceuticals Inc., Inspire Pharmaceuticals Inc./Merck Inc., Triangle Pharmaceuticals/Gilead Sciences Inc., PricewaterhouseCoopers, LLC

Board of Directors

William Link, PhD
Founder & Managing Partner, Flying L Partners; Co-founder & Managing Director, Versant Ventures; General partner, Brentwood Venture Capital, Chiron Vision Corporation, American Medical Optics, AMO
Board Member: Oyster Point Pharma, Edwards Lifesciences, Chairman of Glaukos Corporation

Richard Lindstrom, MD
Partner, Flying L Capital; Investment Committee, Visionary Ventures
Board Member: Harrow Health, Ocular Therapeutics, TearLab, Acufocus, Foresight #6, Equinox, LensTechs, CorneaGen, Surface Inc., Unifeye Vision Partners, Theroptix, TearClear

Gary Winer
President & CEO, ORGENTEC Diagnostika
Principal, DRC Health Care Advisors

John McLaughlin, JD
Board Member: PDL BioPharma, Noden, DAC, Rockwell Medical

Investment Highlights

- **Established innovation leader with highly respected leadership team and board of directors**

- **Disruptive technology platform with Streamline® IV; developing next-generation workstation with ALLY™**
  - Streamline® IV - enables optimal treatment of tissue-specific cataract and management of astigmatism
  - ALLY™ – proprietary, integrated femto-phaco device designed with the aim to be best-in-class for astigmatism management; would open new market opportunity with phaco device

- **Positioned for growth in large and growing market with considerable unmet need**
  - Continued growth of Streamline® IV, outperforming the market
  - ALLY™ has the potential to disrupt current paradigms and generate substantial additional revenues


LENSAR

APPENDIX

Broad and Deep Intellectual Property Portfolio

LENSAR Augmented Reality platform, fragmentation, patient interface fully covered

- Royalty-free licenses for blocking patents
- Issued patents: 29 U.S. and 69 foreign as of June 16, 2020
- Pending patents: 26 pending U.S., 30 pending foreign and one pending Patent Cooperation Treaty as of June 16, 2020
- Detailed understanding of IP landscape for current and ALLY™ program
- Recent acquisition of significant IP puts LENSAR in leadership position for ALLY™

Key Patent Elements

- Augmented reality
- Fragmentation
- Cataract treatment
- Astigmatic corrections
- Patient interface
- Corneal/crystalline lens incisions
- Liquid interface
- Presbyopia
- Cataract imaging and grading
- Iris registration

EBITDA Calculation

$ in 000s	2018	2019
Net Income / (Loss)	**($12,593)**	**($14,657)**
Plus: Income tax expense	20	0
Less: Other income, net	(64)	(58)
Plus: Interest expense	3,321	2,001
Plus: Depreciation	3,453	2,639
Plus: Amortization of intangible assets	1,137	1,227
EBITDA	**($4,726)**	**($8,848)**